As filed with the Securities and Exchange Commission on July 3, 2008

Registration No. 333-144342

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Asbury Automotive Group, Inc.
(Exact name of registrant issuer as specified in its charter)

See Table of Registrant Guarantors for information regarding additional Registrants

Delaware (State or other jurisdiction of incorporation or organization) 01-0609375 (I.R.S. Employer Identification Number)

622 Third Avenue, 37th Floor
New York, New York 10017
(212) 885-2500

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Charles R. Oglesby
Chief Executive Officer
Asbury Automotive Group, Inc.
622 Third Avenue, 37th Floor
New York, New York 10017
(212) 885-2500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Thomas E. Dunn, Esq. Andrew J. Pitts, Esq. Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019 (212) 474-1000

Approximate date of commencement of proposed sale to the public: Not applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large Accelerated Filer  ☑                                                                Accelerated filer  ☐

Non-Accelerated Filer  ☐                                                                  Smaller reporting company  ☐

(Do not check if a smaller reporting company)

Table of Registrant Guarantors

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	I.R.S. Employer Identification Number
AF Motors L.L.C.	Delaware	59-3604214
ALM Motors L.L.C.	Delaware	59-3604216
ANL L.P.	Delaware	59-3503188
Asbury AR Niss L.L.C.	Delaware	84-1666361
Asbury Arkansas Hund L.L.C.	Delaware	56-2411899
Asbury Atlanta AC L.L.C.	Delaware	58-2241119
Asbury Atlanta AU L.L.C.	Delaware	58-2241119
Asbury Atlanta BM L.L.C.	Delaware	58-2241119
Asbury Atlanta Chevrolet L.L.C.	Delaware	58-2241119
Asbury Atlanta Hon L.L.C.	Delaware	58-2241119
Asbury Atlanta Inf L.L.C.	Delaware	58-2241119
Asbury Atlanta Infiniti L.L.C.	Delaware	58-2241119
Asbury Atlanta Jaguar L.L.C.	Delaware	58-2241119
Asbury Atlanta Lex L.L.C.	Delaware	58-2241119
Asbury Atlanta Nis L.L.C.	Delaware	58-2241119
Asbury Atlanta VL L.L.C.	Delaware	58-2241119
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Delaware	71-0817515
Asbury Automotive Arkansas L.L.C.	Delaware	71-0817514
Asbury Automotive Atlanta L.L.C.	Delaware	58-2241119
Asbury Automotive Brandon, L.P.	Delaware	59-3584655
Asbury Automotive Central Florida, L.L.C.	Delaware	59-3580818
Asbury Automotive Deland, L.L.C.	Delaware	59-3604210
Asbury Automotive Financial Services, Inc.(2)	Delaware	75-3061039
Asbury Automotive Florida, L.L.C.	Delaware	37-1514249
Asbury Automotive Fresno L.L.C.	Delaware	03-0508496
Asbury Automotive Group Holdings, Inc.	Delaware	04-3622391
Asbury Automotive Group L.L.C.	Delaware	52-2106837
Asbury Automotive Jacksonville GP L.L.C.	Delaware	59-3512660
Asbury Automotive Jacksonville, L.P.	Delaware	59-3512662
Asbury Automotive Management L.L.C.	Delaware	23-2790555
Asbury Automotive Mississippi L.L.C.	Delaware	64-0924573
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Delaware	56-2106587
Asbury Automotive North Carolina L.L.C.	Delaware	52-2106838
Asbury Automotive North Carolina Management L.L.C.	Delaware	52-2106838
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Delaware	23-2983952
Asbury Automotive Oregon L.L.C.	Delaware	52-2106837
Asbury Automotive Oregon Management L.L.C.	Delaware	93-1255888
Asbury Automotive South, L.L.C.	Delaware	37-1514247
Asbury Automotive Southern California L.L.C.	Delaware	16-1676796
Asbury Automotive St. Louis, L.L.C.	Delaware	43-1767192
Asbury Automotive Tampa GP L.L.C.	Delaware	13-3990508
Asbury Automotive Tampa, L.P.	Delaware	13-3990509
Asbury Automotive Texas L.L.C.	Delaware	13-3997031
Asbury Automotive Texas Real Estate Holdings L.L.C.	Delaware	75-2760935

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	I.R.S. Employer Identification Number
Asbury Deland Imports 2, L.L.C.	Delaware	59-3629420
Asbury Fresno Imports L.L.C.	Delaware	03-0508500
Asbury Jax AC, L.L.C.	Delaware	45-0551011
Asbury Jax Holdings, L.P.	Delaware	59-3516633
Asbury Jax K, L.L.C.	Delaware	36-4572826
Asbury Jax Management L.L.C.	Delaware	59-3503187
Asbury Jax PB Chev, L.L.C.	Delaware	37-1504393
Asbury MS Chev, L.L.C.	Delaware	06-1749057
Asbury MS Gray-Daniels L.L.C	Delaware	64-0939974
Asbury MS Metro L.L.C.	Delaware	91-2121547
Asbury MS Yazoo L.L.C.	Delaware	06-1698084
Asbury No Cal Niss L.L.C.	Delaware	05-0605055
Asbury Sacramento Imports L.L.C.	Delaware	33-1080505
Asbury So Cal DC L.L.C.	Delaware	33-1080498
Asbury So Cal Hon L.L.C.	Delaware	33-1080502
Asbury So Cal Niss L.L.C.	Delaware	59-3781893
Asbury St. Louis Cadillac L.L.C.	Delaware	43-1767192
Asbury St. Louis Gen L.L.C.	Delaware	43-1826171
Asbury St. Louis Lex L.L.C.	Delaware	43-1767192
Asbury Tampa Management L.L.C.	Delaware	59-2512657
Asbury-Deland Imports L.L.C.	Delaware	59-3604213
Atlanta Real Estate Holdings L.L.C.	Delaware	58-2241119
Avenues Motors, Ltd.	Florida	59-3381433
Bayway Financial Services, L.P.	Delaware	59-3503190
BFP Motors L.L.C.	Delaware	30-0217335
C&O Properties, Ltd.	Florida	59-2495022
Camco Finance II L.L.C.	Delaware	52-2106838
CFP Motors, Ltd.	Florida	65-0414571
CH Motors, Ltd.	Florida	59-3185442
CHO Partnership, Ltd.	Florida	59-3041549
CK Chevrolet LLC	Delaware	59-3580820
CK Motors LLC	Delaware	59-3580825
CN Motors, Ltd.	Florida	59-3185448
Coggin Automotive Corp.	Florida	59-1285803
Coggin Cars L.L.C.	Delaware	59-3624906
Coggin Chevrolet L.L.C.	Delaware	59-3624905
Coggin Management, L.P.	Delaware	59-3503191
CP-GMC Motors, Ltd.	Florida	59-3185453
Crown Acura/Nissan, LLC	North Carolina	56-1975265
Crown CHH L.L.C.	Delaware	52-2106838
Crown CHO L.L.C.	Delaware	84-1617218
Crown CHV L.L.C.	Delaware	52-2106838
Crown FDO L.L.C.	Delaware	04-3623132
Crown FFO Holdings L.L.C.	Delaware	56-2182741
Crown FFO L.L.C.	Delaware	56-2165412
Crown GAC L.L.C.	Delaware	52-2106838

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	I.R.S. Employer Identification Number
Crown GBM L.L.C.	Delaware	52-2106838
Crown GCA L.L.C.	Delaware	14-1854150
Crown GDO L.L.C.	Delaware	52-2106838
Crown GHO L.L.C.	Delaware	52-2106838
Crown GNI L.L.C.	Delaware	52-2106838
Crown GPG L.L.C.	Delaware	52-2106838
Crown GVO L.L.C.	Delaware	52-2106838
Crown Honda, LLC	North Carolina	56-1975264
Crown Motorcar Company L.L.C.	Delaware	62-1860414
Crown RIA L.L.C.	Delaware	52-2106838
Crown RIB L.L.C.	Delaware	56-2125835
Crown SJC L.L.C.	Delaware	81-0630983
Crown SNI L.L.C.	Delaware	30-0199361
CSA Imports L.L.C.	Delaware	59-3631079
JC Dealer Systems L.L.C.	Delaware	58-2628641
Escude-M L.L.C.	Delaware	64-0922813
Escude-MO L.L.C.	Delaware	64-0924573
Escude-NN L.L.C.	Delaware	64-0922808
Escude-NS L.L.C.	Delaware	64-0922811
Escude-T L.L.C.	Delaware	64-0922812
HFP Motors L.L.C.	Delaware	06-1631102
KP Motors L.L.C.	Delaware	06-1629064
McDavid Austin-Acra, L.L.C.	Delaware	74-2873754
McDavid Frisco-Hon, L.L.C.	Delaware	26-0014143
McDavid Grande, L.L.C.	Delaware	75-2755482
McDavid Houston-Hon, L.L.C.	Delaware	76-0566178
McDavid Houston-Niss, L.L.C.	Delaware	76-0566166
McDavid Irving-Hon, L.L.C.	Delaware	75-2755477
McDavid Outfitters, L.L.C.	Delaware	76-0566177
McDavid Plano-Acra, L.L.C.	Delaware	75-2755359
NP FLM L.L.C.	Delaware	71-0819724
NP MZD L.L.C.	Delaware	71-0819723
NP VKW L.L.C.	Delaware	71-0819721
Plano Lincoln-Mercury, Inc.	Delaware	75-2430953
Precision Computer Services, Inc.	Florida	59-2867725
Precision Enterprises Tampa, Inc.	Florida	59-2148481
Precision Infiniti, Inc.	Florida	59-2958651
Precision Motorcars, Inc.	Florida	59-1197700
Precision Nissan, Inc.	Florida	59-2734672
Premier NSN L.L.C.	Delaware	71-0819715
Premier Pon L.L.C.	Delaware	71-0819714
Prestige Bay L.L.C.	Delaware	71-0819719
Prestige Toy L.L.C.	Delaware	71-0819720
Spectrum Insurance Services L.L.C.	Delaware	58-2241119
Tampa Hund, L.P.	Delaware	59-3512664
Tampa Kia, L.P.	Delaware	59-3512666

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	I.R.S. Employer Identification Number
Tampa LM, L.P.	Delaware	52-2124362
Tampa Mit, L.P.	Delaware	59-3512667
Tampa Suzu, L.P.	Delaware	59-3512668
Thomason Auto Credit Northwest, Inc.	Oregon	93-1119211
Thomason Dam L.L.C.	Delaware	93-1266231
Thomason Frd L.L.C.	Delaware	93-1254703
Thomason Hon L.L.C.	Delaware	93-1254717
Thomason Hund L.L.C.	Delaware	93-1254690
Thomason Maz L.L.C.	Delaware	93-1254723
Thomason Niss L.L.C.	Delaware	93-1254721
Thomason Outfitters L.L.C.	Delaware	68-0492340
Thomason Pontiac-GMC L.L.C.	Delaware	43-1976952
Thomason Suzu L.L.C.	Delaware	93-1256214
Thomason TY L.L.C.	Delaware	93-1254719
Thomason Zuk L.L.C.	Delaware	93-1254806
WMZ Brandon Motors, L.P.	Delaware	59-3512670
WMZ Motors, L.P.	Delaware	59-3512663
WTY Motors, L.P.	Delaware	59-3512669

(1) Unless otherwise indicated, the address and phone number of each Registrant Guarantor is c/o Asbury Automotive Group, Inc., 622 Third Avenue, 37th Floor,
New York, New York 10017, (212) 885-2500.
(2) The address for Asbury Automotive Financial Services, Inc. is 1 Landmark Square, Suite 620, Stamford, Connecticut 06901.

DEREGISTRATION OF SECURITIES

On September 6, 2007, the Securities and Exchange Commission (the “Commission”) declared effective a Registration Statement on Form S-3 (File No. 333-144342) (the “Registration Statement”) of Asbury Automotive Group, Inc. (the “Company”) and its subsidiary guarantors (collectively, the “Registrants”) relating to the offer for resale by certain securityholders of up to $115,000,000 aggregate principal amount of 3.00% Senior Subordinated Convertible Notes due 2012 issued by the Company (the “Notes”), the related Note guarantees and the shares of the Company’s common stock issuable upon conversion of the Notes (together with the Notes and the Note guarantees, the “Securities”).  The Registrants have supplemented the prospectus included in the Registration Statement with the information set forth in a Prospectus Supplement No. 1 dated October 22, 2007, and a Prospectus Supplement No. 2 dated February 22, 2008, filed with the Commission.

The Registrants entered into a registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers of the Notes for the benefit of the holders of the Notes.  A copy of the Registration Rights Agreement was filed with the Commission as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on May 9, 2007.

Each of the Registrants has determined that it is no longer obligated to maintain the effectiveness of the Registration Statement pursuant to the Registration Rights Agreement in light of the Commission’s recent amendments to Rule 144 under the Securities Act of 1933, as amended.  In accordance with the Registration Rights Agreement and the Registrants’ undertaking under Regulation S-K Item 512(a)(3), this Post-Effective Amendment No. 1 to the Registration Statement is being filed to deregister, as of the effective date of this Post-Effective Amendment No. 1, all of the Securities that remain unsold under the Registration Statement.  The Registration Statement is hereby amended, as appropriate, to reflect the deregistration of all such Securities.

Item 16. Exhibits.

The following exhibit is filed herewith.

Exhibit Number	Description of Document
24.1	Power of Attorney of Craig T. Monaghan

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE GROUP, INC.
By: * Name: Charles R. Oglesby Title: President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Director	July 3, 2008
Charles R. Oglesby

*	Senior Vice President and Chief Financial Officer	July 3, 2008
Craig T. Monaghan

*	Vice President, Controller and Chief Accounting Officer	July 3, 2008
Brett Hutchinson

*	Chairman of the Board	July 3, 2008
Michael J. Durham

*	Director	July 3, 2008
Janet M. Clarke

*	Director	July 3, 2008
Dennis E. Clements

*	Director	July 3, 2008
Thomas C. DeLoach, Jr.

/s/ JUANITA T. JAMES	Director	July 3, 2008
Juanita T. James

*	Director	July 3, 2008
Vernon E. Jordan, Jr.

*	Director	July 3, 2008
Eugene S. Katz

*	Director	July 3, 2008
Philip F. Maritz

*	Director	July 3, 2008
John M. Roth

*	Director	July 3, 2008
Jeffrey I. Wooley

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE GROUP HOLDINGS INC.
By: * Name: Charles R. Oglesby Title: President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Director	July 3, 2008
Charles R. Oglesby

*	Director	July 3, 2008
John M. Roth

*	Senior Vice President, Chief Financial Officer and Assistant Secretary	July 3, 2008
Craig T. Monaghan

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE GROUP L.L.C.
By: * Name: Charles R. Oglesby Title: President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Director	July 3, 2008
Charles R. Oglesby

*	Senior Vice President and Chief Financial Officer	July 3, 2008
Craig T. Monaghan

*	Director	July 3, 2008
John M. Roth

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
By: * Name: Charles R. Oglesby Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Charles R. Oglesby

*	Vice President, Treasurer and Director	July 3, 2008
Craig T. Monaghan

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE FINANCIAL SERVICES, INC.
By: * Name: Hunter Johnson Title: President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Treasurer	July 3, 2008
Hunter Johnson

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Director	July 3, 2008
Craig T. Monaghan

/s/ Lynne A. Burgess	Vice President, Assistant Secretary and Director	July 3, 2008
Lynne A. Burgess

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES
Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE SOUTH LLC
By: * Name: Henry A. Day Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Henry A. Day

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Joseph E. Shine

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE FLORIDA LLC
By: * Name: Charlie Tomm Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Charlie Tomm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Chief Financial Officer	July 3, 2008
Nancy D. Noble

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS
DEALERSHIP HOLDINGS L.L.C.
PREMIER PON L.L.C.
PRESTIGE TOY L.L.C.
PRESTIGE BAY L.L.C.
NP MZD L.L.C.
NP FLM L.L.C.
NP VKW L.L.C.
PREMIER NSN L.L.C.
ASBURY ARKANSAS HUND L.L.C.
ASBURY AR NISS L.L.C.

By:	*
Name: Thomas G. McCollum Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Thomas G. McCollum

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Jay Torda

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

 SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ATLANTA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA AC L.L.C.
SPECTRUM INSURANCE SERVICES L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA NIS L.L.C.

By:	*
Name: Henry A. Day Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Henry A. Day

*	Director	July 3, 2008
Charles R. Oglesby

*	Secretary and Chief Financial Officer	July 3, 2008
Joseph E. Shine

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE FRESNO L.L.C. ASBURY FRESNO IMPORTS L.L.C. ASBURY SACRAMENTO IMPORTS L.L.C. ASBURY NO CAL NISS L.L.C.
By:	*
Name: Thomas G. McCollum Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Thomas G. McCollum

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Jay Torda

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY JAX MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP,
L.L.C.
COGGIN AUTOMOTIVE CORP.
CK CHEVROLET L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA
L.L.C.
CK MOTORS LLC
COGGIN CARS L.L.C.
CSA IMPORTS L.L.C.
COGGIN CHEVROLET L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
KP MOTORS L.L.C.
HFP MOTORS L.L.C.
BFP MOTORS L.L.C.
ASBURY JAX PB CHEV L.L.C.

By:	*
Name: Charlie Tomm Title: President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Director	July 3, 2008
Charlie Tomm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Chief Financial Officer	July 3, 2008
Nancy D. Noble

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
By:	ASBURY AUTOMOTIVE JACKSONVILLE GP, L.L.C., its general partner

By:	*
Name: Charlie Tomm Title: President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Director	July 3, 2008
Charlie Tomm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Chief Financial Officer	July 3, 2008
Nancy D. Noble

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ANL L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
COGGIN MANAGEMENT, L.P.
CN MOTORS, LTD.
CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C., their general partner

By:	*
Name: Charlie Tomm Title: President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Director	July 3, 2008
Charlie Tomm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Chief Financial Officer	July 3, 2008
Nancy D. Noble

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY JAX AC L.L.C. ASBURY JAX K L.L.C.
By:	*
Name: Charlie Tomm Title: President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Director	July 3, 2008
Charlie Tomm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Chief Financial Officer	July 3, 2008
Nancy D. Noble

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE MISSISSIPPI L.L.C. ASBURY MS CHEV L.L.C. ASBURY MS METRO L.L.C. ASBURY MS YAZOO L.L.C. ESCUDE-M L.L.C. ESCUDE-MO L.L.C. ESCUDE-NN L.L.C. ESCUDE-NS L.L.C. ESCUDE-T L.L.C.
By:	*
Name: Robert E. Gray Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Robert E. Gray

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Joseph E. Shine

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY MS GRAY-DANIELS L.L.C.
By:	*
Name: Robert E. Gray Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Robert E. Gray

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Joseph E. Shine

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE NORTH CAROLINA
    REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA
    DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA
    L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA
    MANAGEMENT L.L.C.
CAMCO FINANCE II L.L.C.
CROWN ACURA/NISSAN, L.L.C.
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN GAC L.L.C.
CROWN GMB L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, LLC
CROWN MOTORCAR COMPANY L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SNI L.L.C.
CROWN SJC L.L.C.

By:	*
Name: Michael S. Kearney Title: President, Chief Operating Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Operating Officer and Director	July 3, 2008
Michael S. Kearney

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer	July 3, 2008
J. L. Dagenhart

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HON L.L.C.
THOMASON HUND L.L.C.
THOMASON MAZ L.L.C.
THOMASON NISS L.L.C.
THOMASON OUTFITTERS L.L.C.
THOMASON PONTIAC-GMC L.L.C.
THOMASON SUZU L.L.C.
THOMASON TY L.L.C.
THOMASON ZUK L.L.C.

By:	*
Name: John C. Stamm Title: Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Vice President and Director	July 3, 2008
John C. Stamm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President	July 3, 2008
Craig T. Monaghan

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C. ASBURY SO CAL DC L.L.C. ASBURY SO CAL HON L.L.C. ASBURY SO CAL NISS L.L.C.
By:	*
Name: Thomas G. McCollum Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Thomas G. McCollum

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Jay Torda

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE ST. LOUIS, L.L.C. ASBURY ST. LOUIS CADILLAC L.L.C. ASBURY ST. LOUIS GEN L.L.C. ASBURY ST. LOUIS LEX L.L.C.
By:	*
Name: John R. Capps Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
John R. Capps

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Gary Schulz

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
PRECISION NISSAN, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
JC DEALER SYSTEMS, LLC

By:	*
Name: Charlie Tomm Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Charlie Tomm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Chief Financial Officer	July 3, 2008
Nancy D. Noble

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE TAMPA, L.P. By: ASBURY AUTOMOTIVE TAMPA GP L.L.C., its general partner
By:	*
Name: Charlie Tomm Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Charlie Tomm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Chief Financial Officer	July 3, 2008
Nancy D. Noble

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TAMPA SUZU, L.P.
WMZ BRANDON MOTORS, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By:      ASBURY TAMPA MANAGEMENT L.L.C.,
            their general partner

By:	*
Name: Charlie Tomm Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Charlie Tomm

*	Director	July 3, 2008
Charles R. Oglesby

*	Vice President and Chief Financial Officer	July 3, 2008
Nancy D. Noble

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE TEXAS L.L.C. PLANO LINCOLN-MERCURY, INC.
By:	*
Name: Thomas G. McCollum Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Thomas G. McCollum

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Jay Torda

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the Registrants listed above the signature line below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 3, 2008.

ASBURY AUTOMOTIVE TEXAS REAL
      ESTATE HOLDINGS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.

By:      ASBURY AUTOMOTIVE TEXAS L.L.C.,
            their sole member

By:	*
Name: Thomas G. McCollum Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director	July 3, 2008
Thomas G. McCollum

*	Director	July 3, 2008
Charles R. Oglesby

*	Chief Financial Officer and Secretary	July 3, 2008
Jay Torda

*By: /s/ Lynne A. Burgess Lynne A. Burgess Attorney-in-Fact		July 3, 2008

EXHIBIT INDEX
Exhibit Number	Description of Document
24.1	Power of Attorney of Craig T. Monaghan